Exhibit 99.1
                                                                    ------------

                            SHARE PURCHASE AGREEMENT

     This Share Purchase Agreement (this "Agreement") is dated December  28th,
                                                                        -----
2006, between N-Viro International Corporation, a Delaware corporation ("Purchaser"), and VFL Technology Corporation ("Seller"), a Pennsylvania corporation. The Purchaser and the Seller may be collectively referred to as the "Parties" or individually as a "Party".

                                    RECITALS

     Seller is the owner of 51.45% of the outstanding membership shares of Florida N-.Viro L.P. (the "Partnership").

     Seller is the owner of fifty-two and one half percent (52.5%) of the outstanding membership interests of Florida N-Viro Management, LLC (the "LLC").

     Purchaser is the owner of the remaining outstanding membership shares in the Partnership and of the remaining outstanding membership interests in the LLC.

     The outstanding membership shares in the Partnership owned by Seller and the outstanding membership interest in the LLC owned by Seller will be collectively referred to herein as the "Purchased Shares".

     The Seller owns and desires to sell to Purchaser and Purchaser desires to buy from the Seller the Purchased Shares.

     Unless otherwise defined in this Agreement, the capitalized terms used in this Agreement have the meanings given in Article V below.

     In consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as set forth herein.

                                    ARTICLE I

1 SALE OF PURCHASED SHARES; CLOSING; DISCLAIMER OF WARRANTY

     1.1 Purchase and Sale. At the Closing, on the terms and conditions set
         -----------------
forth in this Agreement, the Seller will sell to Purchaser, and Purchaser will purchase from the Seller, the Purchased Shares, which include all rights, title and interest therein.

     1.2 Purchase Price.
         -------- -----

     1.2.1 The purchase price (the "Purchase Price") for the Purchased Shares is Five

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Hundred  Thousand  dollars  ($500,000.00).  At  the Closing, Purchaser shall pay
Seller One Hundred Thousand dollars ($100,000.00) in cash (the "Down Payment"), with the balance of Four Hundred Thousand dollars ($400,000.00) (the "Payment Balance") to be paid in ten annual payments of Fifty Nine Thousand Six Hundred Eleven Dollars ($59,611.80) (the "Annual Payment") payable in accordance with the terms of the promissory note (the "Note") attached hereto as Exhibit A at eight percent (8%) interest.

     1.2.2 The Annual Payment shall be off-set annually by the amount owed by the Seller to Purchaser under the PATENT LICENSE AGREEMENT dated April 16, 1991 between the Seller and the Purchaser's predecessor N-Viro Energy Systems, LTD., for royalties owed under such agreement.

     1.2.2.1 Within thirty days following the first anniversary of this Agreement, the Seller will provide the Purchaser with a calculation of the amount, if any, that should be offset against the Annual Payment under Section
1.2.2 (the "Calculation"). If the Purchaser, within thirty days of receiving the Calculation, disagrees with the Calculation, then the Parties will try to resolve the dispute. Payment of the Annual Payment shall be suspended pending resolution of the dispute as set forth in this Section 1.2.2.1. If the Parties are unable to resolve the dispute within thirty days, then the Parties shall agree upon and jointly engage an independent accounting firm to review the Calculation. Within forty-five (45) days after the matter is referred to the accounting firm, the accounting firm will prepare and deliver a report to the Parties which will detail whether an offset against the Annual Payment is necessary. The report will be final and binding on the Parties, absent fraud or clear error. The Parties each shall be responsible for one-half (1/2) of the cost of the accounting firm.

     1.2.2.2 If the Purchaser agrees with the Calculation, or following resolution of a dispute over the Calculation in accordance with Section 1.2.2.1, then the offset against the Annual Payment shall be made.

     1.2.2.3 The process described in Sections 1.2.2.1 and 1.2.2.2 shall be repeated annually on each subsequent anniversary thereafter until the Payment Balance has been discharged,

     1.3     Closing  and  Deliveries at Closing. The Closing (the "Closing") of
             -------  --------------- ----------
the purchase and sale of the Purchased Shares will take place upon the exchange of all the deliverables by the Parties as set forth in Sections 1.3 and 1.4 herein on the later of:

     1.3.1     midnight  on  December  31,  2006;

     1.3.2 or at such other time as Purchaser and the Seller shall mutually agree (the "Closing Date").

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At the Closing:

     1.3.3     Seller shall deliver to Purchaser:

     1.3.3.1 Any further documents and instruments necessary to transfer title to the Purchased Shares to Purchaser;

     1.3.3.2     All books and records of the Partnership and the LLC; and

     1.3.3.3 From each of the banks and other financial institutions listed on Schedule 2.21 an original statement signed by each of the currently
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authorized signatories on all accounts removing themselves as signatories on the
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accounts, to be effective as of the Closing Date.

     1.3.4 The Parties shall also deliver any other documents and instruments to be delivered pursuant to this Agreement.

     1.4 Payment of Purchase Price & Operating Capital. At the Closing,
         ---------------------------------------------
Purchaser will pay the Down Payment to the Seller by wire transfer to such account(s) as the Seller may direct by written notice delivered to Purchaser by the Seller at least three (3) days before the Closing Date. Simultaneously, the Seller will sell and convey to Purchaser the Purchased Shares free and clear of all Liens. Seller agrees to leave an operating balance of Eighty Thousand Dollars ($80,000.00) in the Partnership. From and after the Closing Date, Seller shall not have any right, title or interest in or to the Purchased Shares or any assets of the Partnership or the LLC.

     1.5 Disclaimer of Warranty. Except for the representations and warranties
         ---------- -- --------
made by Seller in Article II below, (i) neither Seller nor any person acting on behalf of the Seller makes any representation or warranty, express or implied, and (ii) SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS AND/OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE.

                                   ARTICLE II

2 REPRESENTATIONS AND WARRANTIES OF THE SELLER

     Seller represents and warrants to Purchaser, as of the Closing Date and to Seller's Knowledge, as follows:

     2.1 Interests. The Seller represents that there have never been any
         ---------
certificates or other documents issued representing ownership of the Purchased Shares and the Purchaser acknowledges such. The Seller represents that it owns the Purchased Shares, free and clear of all liens.

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2.2 Authority Relative to This Agreement. The Seller has full corporate power
    --------- --------------------------
and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby have been duly and validly approved by its board of directors and no other corporate proceedings on the part of Seller or its stockholders are necessary to authorize the execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the legal, valid and binding obligations of the Seller, enforceable against it in accordance with its terms.

     2.3 Brokers. No agent, broker, finder, investment banker, financial advisor
         -------
or other similar Person will be entitled to any fee, commission or other compensation in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement made by Seller.

     2.4 Consents and Approvals. No consent, authorization or approval of,
         ----------------------
filing or registration with, or cooperation from, any governmental authority or any other person not a party to this Agreement is necessary in connection with the execution, delivery and performance by Seller of this Agreement.

     2.5 No Conflict or Default. The execution, delivery and performance by
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Seller of this Agreement will not, (i) to Seller's knowledge, violate any law;
(ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any lien upon Seller's Purchased Shares under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any contract or instrument of any kind to which Seller is a party or by which Seller or Seller's assets are bound; or (iii) permit the acceleration of the maturity of any indebtedness of Seller or indebtedness secured by Seller's assets.

     2.6     Financial Statements~ Undisclosed Liabilities.
             ---------------------------------------------

     2.6.1     Attached as Schedule 2.6.1 are copies of balance sheets and
                           --------------
statements of income and cash flow for the Partnership and the LLC as of and for the fiscal years ended December 31, 2003, 2004 and 2005 and for the period from January 1, 2006 through September 30, 2006 (the September 30, 2006 information excludes footnote disclosures and statements of cash flow) (the "Financial Statements"). The Financial Statements (including the notes contained therein) have been prepared on an accrual basis, consistently applied throughout the covered periods, present fairly the financial condition of the Partnership and the LLC as of such dates and the results of operations of the Partnership and the LLC for such periods, are correct and complete, and are consistent with the books and records of the Partnership and the LLC (which books and records are correct and complete). The Financial Statements do not reflect any transactions that are not bona fide transactions and do not contain any untrue statement of a

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material fact or omit to state any material fact necessary to make the statements, in light of the circumstances in which they were made, not misleading.

     2.6.2     Except as set forth in Schedule 2.6.2. the Partnership and the
                                      --------------
LLC have incurred no liabilities, debts, claims or obligations, whether accrued, absolute, contingent or otherwise, whether due or to become due, other than trade payables and accrued expenses incurred in the ordinary course of business since September 30, 2006.

     2.7 No Material Adverse Effects or Changes. Except as set forth on Schedule
         --------------------------------------                         --------
2.7, since September 30, 2006 to the Closing Date, the Partnership and the LLC
---
have not:

     2.7.1 Suffered any material adverse effect or any material adverse change;

     2.7.2 Suffered any material damage, destruction or loss to any of its assets or properties (whether or not covered by insurance);

     2.7.3 Incurred any obligation or entered into any contract not in the ordinary course of business which required a payment to any person in excess of, or a series of payments which in the aggregate exceed $25,000 or provides for the delivery of goods or performance of services, or any combination thereof, having a value in excess of $25,000;

     2.7.4 Taken any action, or entered into or authorized any contract or transaction other than in the ordinary course of business;

     2.7.5 Sold, transferred, conveyed, assigned or otherwise disposed of any of its assets or properties, except in the ordinary course of business;

     2.7.6 Waived, released or canceled any claims against third parties or debts owing to the Partnership and the LLC, or any rights that have any material value;

     2.7.7 Made any material changes in its accounting systems, policies, principles or practices;

     2.7.8 Entered into, authorized, or permitted any significant transaction with Seller or any affiliate of any of Seller;

     2.7.9 Authorized for issuance, issued, sold, delivered or agreed or committed to issue, sell or deliver (whether through the issuance or granting of options, warrants, convertible or exchangeable securities, commitments, subscriptions, rights to purchase or otherwise) any interests in the Partnership or the LLC;

     2.7.10 Except for existing borrowings, made any borrowings, incurred any debt (other than trade payables in the ordinary course of business and employee-related expenses such as payroll, insurance and benefits), or assumed, guaranteed, endorsed (except for the negotiation or collection of negotiable instruments in transactions in the ordinary course of business) or

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otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other person, or made any payment or repayment in respect of any indebtedness (other than trade payables and accrued expenses in the ordinary course of business) in excess of $25,000 in the aggregate;

     2.7.11 Made any loans, advances or capital contributions to, or investments in, any other person;

     2.7.12 Acquired, leased or encumbered any assets outside the ordinary course of business or any assets which are material to the Partnership or the LLC;

     2.7.13 Authorized or made any capital expenditure which is individually in excess of $5,000;

     2.7.14 Made any tax election or settled or compromised any federal, state, local or foreign tax liability, or waived or extended the statute of limitations in respect of any such taxes;

     2.7.15 Paid any amount, performed any obligation or agreed to pay any amount or perform any obligation, in settlement or compromise of any suits against the Partnership or the LLC or any of its partners, members, employees or agents;

     2.7.16 Paid in excess of $5,000, performed any obligation or agreed to pay in excess of $5,000 or perform any obligation, in settlement or compromise of any claims of liability against the Partnership or the LLC or any of its partners, members, employees or agents; or

     2.7.17 Terminated, modified, amended or otherwise altered or changed any of the terms or provisions of any contract, or paid any amount not required by law or by any contract, other than in the ordinary course of business.

     2.8 Title to Properties. The Partnership and the LLC have good and
         -------------------
marketable title to, and is the lawful owner of, all of the tangible and intangible assets, properties and rights used in connection with its business and all of the tangible and intangible assets, properties and rights reflected in the Partnership and the LLC books and records and in the Financial Statements.

     2.9 Condition and Sufficiency of Assets. All of the tangible assets and
         ---------------------------- ------
properties of the Partnership and the LLC, whether real or personal, owned or leased, and currently used and useful in the ordinary course of business, are listed on Schedule 2.9 attached hereto, and will be available at Closing in
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their then-current, "AS IS" condition. The Partnership and the LLC own or have a current right to use all the assets, properties, rights, know-how, intellectual property, processes and ability which are required for or currently used in connection with the operation of its business as it is presently conducted. Such assets, properties, rights and intellectual property were sufficient to produce the income for the fiscal year ended December 31, 2005, as shown on the Financial Statements. The Partnership and the LLC have no liabilities respecting its assets

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

and properties not directly related to, and that did not arise directly out of, the business of the Partnership and the LLC.

     2.10     Leased Real Property.
              --------------------

     2.10.1 The Partnership and the LLC do not hold legal title to or own any real property. Schedule 2.10.1 attached lists all leases pursuant to which
                   ---------------
the Partnership and the LLC hold, occupy or use any real property (the "Real Property Leases"). The Partnership and the LLC do not hold, occupy or use any real property except for the real property subject to the Real Property Leases (the "Leased Real Property"). True and complete copies of the Real Property Leases listed in Schedule 2.10.1 have been provided to Purchaser. The activities
                 ---------------
carried on by the Partnership and the LLC in the buildings and facilities at the Leased Real Property are not in violation of, or in conflict with, any applicable zoning, environmental health and safety requirements, or ordinance or any other similar law.

     2.10.2 Each Leased Real Property and any improvements located on such property are served by water, storm and septic sewer facilities, telephone, electricity, and drainage, all of which are adequate for such property's present and continued use in the usual and normal conduct of the Partnership and the LLC business and operations, and have adequate parking facilities that meet all requirements imposed by applicable laws.

     2.10.3 There is no pending, threatened or proposed proceeding or governmental action to modify the zoning classification of, or to condemn or take by the power of eminent domain (or to purchase), or to classify as a landmark, or to impose special assessments on, or otherwise to take or restrict in any way the right to use all or any part of the Leased Real Property.

     2.10.4 All the Real Property Leases are in full force and effect, valid and enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy or other laws affecting creditors' rights generally and except as enforceability is subject to general principles of equity. None of the Real Property Leases have been amended or modified since September 30, 2006, and there are no agreements, written or oral, between the Partnership or the LLC and the owner of the Leased Real Property, other than the Real Property Leases. The Partnership and the LLC have not received any notice of any, and there exists no, dispute, claim, event of default or event which constitutes or would constitute (with notice or lapse of time or both) a default under any Real Property Lease. All rent and other amounts due and payable with respect to the Real Property Leases have been paid through the date of this Agreement. All landlords/lessors under the Real Property Leases have consented (where such consent is necessary) to the consummation of the transactions contemplated by this Agreement.




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
2.11     Personal Property~ Liens and Encumbrances.
         -----------------------------------------

     2.11.1 Each of the personal property leases and agreements to which the Partnership and the LLC are a party is in full force and effect and constitutes the legal, valid and binding obligation of the parties thereto.

     2.11.2 Except as disclosed in the Financial Statements or set forth on Schedule
--------
2.11.2, the Partnership and the LLC have good and marketable title to all
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properties and assets, (real, personal or mixed, tangible and intangible) owned
------
by it and a good and valid leasehold interest in all property (real, personal and mixed, tangible and intangible) leased by it, free and clear of all mortgages, liens, pledges, security interests, charges, conditional sales agreements and encumbrances of any nature whatsoever, except for liens for taxes, assessments, governmental charges or levies which are not yet due and payable.

     2.11.3     Except as set forth on Schedule 2.11.3, the personal property,
                                       ---------------
machinery and equipment of the Partnership and the LLC currently used and useful in the ordinary course of business are in good operating condition and, subject to routine maintenance and ordinary wear and tear, have been maintained in a commercially reasonable manner and are suitable for the purpose for which they are used.

     2.12 Accounts Receivable and Advances. All accounts receivable of the
          --------------------------------
Partnership and the LLC, whether reflected in the Financial Statements or otherwise, represent sales made or services performed in the ordinary course of business, at the aggregate recorded amounts thereof, subject to no valid counterclaims or setoffs, except to the extent reserved against in the Financial Statements or otherwise in the books and records of the Partnership and the LLC on a basis and in amounts consistent with past practice.

     2.13 Inventory. All of the supplies inventory and products inventory of the
          ---------
Partnership and the LLC can be used or consumed in the ordinary course of business as now conducted and are not in amounts in excess of normal requirements. Since September 30, 2006, there has been no change in the amount of such inventory of the Partnership and the LLC except for changes as a result of the purchase and sale of, or adjustment to, inventory in the ordinary course of business.

     2.14 Relationships with Suppliers and Customers. No significant percentage
          ------------------------------------------
or portion of the Partnership and the LLC customers or suppliers has terminated or plans to terminate any of its normal business relations with the Partnership and the LLC or would do so as a result of the transactions contemplated by this Agreement.






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2.15 Material Contracts. Schedule 2.15 contains a complete and correct list of
     ------------------- -------------
all agreements, contracts and commitments to which the Partnership and the LLC are a party, under which it has any rights or by which it or any of its assets or properties is bound. Except as disclosed in Schedule 2.15, none of the
                                               ------------
obligations of the business of the Partnership and the LLC have been guaranteed by any person.

     2.16     Agreements in Force and Effect.
              ------------------------------

     2.16.1     Except as set forth in Schedule 2.16, each contract, agreement,
                                       -------------
lease, instrument and commitment required to be described in the Schedules hereto is, on the date hereof, and will be on the Closing Date, in full force and effect and is and will constitute a valid and binding obligation of the Partnership and the LLC, as the case may be, and the respective parties to such agreements, and there is not, under any such contract, agreement, lease, instrument or commitment, any existing material default by the Partnership or the LLC or such other parties or any event that, with notice, lapse of time or both, would constitute a material default by the Partnership or the LLC or such other parties in respect of which adequate steps have not been taken to cure such default or to prevent such a default from occurring or continuing.

     2.16.2 Purchaser has been supplied with, or given access to, true, complete and correct copies of all written agreements, contracts, commitments, obligations and undertakings, together with all amendments thereto, listed on the Schedules hereto, and such Schedules contain accurate descriptions of all oral agreements listed on such Schedules.

     2.17  Insurance.
     ---------------

     2.17.1     Schedule 2.17, attached, contains an accurate and complete list
                -------------
of all policies of fire, liability, workers' compensation, title, errors and omissions, directors and officers, and other forms of insurance owned, held by or applicable to the Partnership and the LLC (or its assets or business) including name of carrier, policy number, expiration date, type and amount of insurance, and Seller has delivered to Purchaser a true and complete copy of all such policies, including all occurrence-based policies applicable to the Partnership and the LLC (or its business) for all periods immediately prior to the Closing Date. All such policies are in full force and effect, all premiums covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any policy. Such policies are sufficient for compliance with (i) all requirements of law and (ii) all contracts to which the Partnership and the LLC is a party, and are valid, outstanding and enforceable policies. The Partnership and the LLC have not been refused any insurance with respect to its assets or operations, and its coverage has not been limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance, during the last three years.

     2.17.2     Schedule 2.17 also sets forth a list of all claims, which have
                -------------
been made by or against the Partnership and the LLC in the last three years under any of the insurance programs

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or policies identified in Schedule 2.17. Except as set forth on Schedule 2.17,
                          -------------                         -------------
there are no pending or threatened claims under any such insurance policy or program. Such claim information includes the following information with respect to each accident, loss, or other event: (1) the identity of the claimant; (ii) the nature of the claim; (iii) the date of the occurrence; (iv) the status as of the report date; and (v) the amounts paid or expected to be paid or recovered.

     2.17.3 Purchaser acknowledges that as of the Closing Date the Partnership and the LLC shall be removed from coverage under the policies listed on Schedule 2.17 and Purchaser shall be solely responsible for procuring
   -------------
insurance coverage for the Partnership and the LLC.
   ----
     2.18 Taxes.
          -----

     2.18.1 The amounts provided as a liability on the Financial Statements for all taxes are adequate to cover all unpaid liabilities for all taxes, whether or not disputed, that have accrued with respect to or are applicable to the period ended on and including the Closing Date or to any years and periods prior to the Closing Date and for which the Partnership or the LLC may be directly or contingently liable in its own right or as a transferee of the assets of, or successor to, any person. The Partnership and the LLC have not incurred any tax liabilities other than in the ordinary course of business for any taxable year for which the applicable statute of limitations has not expired; there are no tax liens (other than liens for current taxes not yet due and payable) upon the properties or assets of the Partnership or the LLC. The Partnership and the LLC have not granted or been requested to grant any waiver of any statutes of limitations applicable to any claim for taxes.

     2.18.2 All federal, state, local and foreign income, corporation and other tax returns have been filed for the Partnership and the LLC, and all other filings in respect of taxes have been made for the Partnership and the LLC, for all periods required to be reported through and including the Closing Date as required by law. All taxes shown as due on all such tax returns and other filings have been paid. Each such tax return and filing is true and correct and the Partnership and the LLC will not have any additional liability for taxes with respect to any tax return or other filing filed or which was required by law to be filed, other than as reflected as liabilities on the Financial Statements. None of the tax returns or other filings that include the operations of the Partnership and the LLC has ever been audited or, to Sellers' knowledge, investigated by any governmental authority, and no facts exist which would constitute grounds for the assessment of any additional taxes by any governmental authority with respect to the taxable years covered in such tax returns and filings. No material issues have been raised in any examination by any governmental authority with respect to the business and operations of the Partnership and the LLC which, by application of similar principles, reasonably could be expected to result in a proposed adjustment to the liability for taxes for any other period not so examined. All taxes which the Partnership and the LLC are required by law to withhold or collect, including without limitation, sales and use taxes, and amounts required to be withheld for taxes of employees and other withholding taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper governmental authorities or are held in separate bank accounts for such purpose. All information returns required to be filed by the

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Partnership and the LLC prior to the Closing Date have been (or will be) filed, and all statements required to be furnished to payees by the Partnership and the LLC prior to the Closing Date have been furnished to such payees, and the information set forth on such information returns and statements is true, complete and correct.

     2.19 Non-Contravention. Without limiting in any way the more specific
          -----------------
representations and warranties contained in other provisions of this Agreement with respect to specific laws, the Partnership and the LLC are in material compliance with, and no material violation exists under, any and all laws applicable to the Partnership and the LLC, and no notice from any governmental authority has been received by the Partnership or the LLC or Seller claiming any material violation of any law.

     2.20 Litigation. Except as set forth in Schedule 2.20, there are no
          ----------                         -------------
actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or threatened against or affecting the Partnership or the LLC or any of its partners, members, employees or agents, or any of the Partnership or the LLC properties or businesses, and to Seller's knowledge, there are no facts or circumstances which may give rise to any such action. The Partnership and the LLC are not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other governmental authority. The Partnership and the LLC have not entered into any agreement to settle or compromise any proceeding pending or threatened against it which has involved any obligation other than the payment of money or for which the Partnership or the LLC have any continuing obligation.

     2.21 Bank Accounts. Schedule 2.21 sets forth the names and locations of
          ---- --------- -------------
each bank or other financial institution at which the Partnership and the LLC have an account (giving the account numbers) or safe deposit box and the names of all persons authorized to have access to or to draw on such accounts, and the names of all persons, if any, now holding powers of attorney or comparable delegation of authority from the Partnership or the LLC and a summary statement of such powers.

     2.22 Licenses: Accreditations: Permits. Except as disclosed in Schedule
          ---------------------------------                         --------
2.22, the Partnership and the LLC are not required to have or maintain any
   -
licenses, accreditations or permits to operate its business at any of its sites.
   -
The Partnership and the LLC have and maintain all of the public, governmental, and private licenses, accreditations, and permits which are necessary to operate its facilities and its business at its various sites, and said licenses, accreditations and permits are all valid, in good standing and are not under threat of revocation, suspension or other restriction. There are no proceedings or sanctions pending or, to Seller's knowledge, threatened by any individual or entity which seek to limit, restrict, suspend, revoke or terminate any license, accreditation, or permit at or relating to any of the Partnership and the LLC sites or to impose any other remedy with respect to such licensure, accreditation or permit; nor, to Seller's knowledge, do there exist any grounds for such limitation, restriction or termination.

     2.22.1 No licensure, accreditation or permitting entity or agency must be notified in advance of or as a result of the transactions contemplated by this Agreement; nor will said

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
transactions require the modification or renewal, or any other action with respect to any license, accreditation or permit held or required by the Partnership or the LLC or any of its sites. If any licensure, accreditation or permitting entity or agency should request a modification or renewal or any other action with respect to any license, accreditation or permit held by the Partnership or the LLC or any of its sites as a result of this Agreement, Seller will reasonably assist and cooperate with Purchaser in taking any necessary action.

     2.23 Powers of Attorney. There are no persons, firms, associations,
          --------- --------
corporations or business organizations holding general or special powers of attorney from the Partnership of the LLC.

     2.24 Accuracy. No representation, warranty, covenant or statement by Seller
          --------
in this Agreement, attachments to this Agreement or the documents furnished to Purchaser pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact required to be stated or necessary to make the statements or in light of the circumstances under which they were made, not false or materially misleading.


                                   ARTICLE III

3 REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser, to its best knowledge, represents and warrants to the Seller as follows:

     3.1 Authority Relative to this Agreement. Purchaser has full corporate
         --------- -------- -- ---- ---------
power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby have been duly and validly approved by its board of directors and no other corporate proceedings on the part of Purchaser or its stockholders are necessary to authorize the execution, delivery and performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

     3.2 Brokers. No agent, broker, finder, investment banker, financial advisor
         -------
or other similar Person will be entitled to any fee, commission or other compensation in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement made by Purchaser.

     3.3 Purchase for Investment. The Purchased Shares will be acquired by
         ------------ ----------
Purchaser for its own account for the purpose of investment and not with a view to the resale or distribution of all or any part of the Purchased Shares in violation of the Securities Act.

3.4 Purchaser's Investment Decision. The Purchaser having existing ownership in
    -------------------------------
both the Partnership and the LLC acknowledges and represents that it has sufficient knowledge about the Partnership and the LLC and is able to bear the economic risk of the investment contemplated by this Agreement. The Purchaser has had access to the officers, directors, and certain books and records of the Partnership and the LLC, and deems such examination and investigation sufficient for the purpose of making its investment decision.

                                   ARTICLE IV
4     COVENANTS

     4.1 Covenants by the Seller. From and after the Closing Date, neither
         ------------ ----------
Seller nor any affiliate of Seller will directly or indirectly use in any manner any trade name, trademark, service mark or logo used by the Partnership or the LLC or any word or logo that is similar in sound or appearance, and specifically will not use the word "N-Viro" or any variant thereof unless otherwise licensed to Seller for its use by Purchaser or any affiliate thereof.

     4.2 Covenants by the Purchaser
         --------- -- --- ---------

     4.2.1     Purchase of Reagent.
               -------- -- -------

     4.2.1 Purchaser covenants to cause the Partnership, its successors in interest or assignee to procure all of its requirements for fly ash or other reagent for use in its existing facility located at 1990 Tomoka Farms Rd., Daytona Beach, Florida 32124 until payment in full of the Payment Balance only from Headwaters Resources, Inc. or its successor ("HRI"). HRI shall provide to Purchaser fly ash produced at the Cedar Bay Generating Station, located at 9640 Eastport Road, Jacksonville Florida 32218 for use as a reagent. The purchase or other procurement of any fly ash or reagent by the Partnership, or any successor or assign, from any source other than HRI for use in its existing facility located at 1990 Tomoka Farms Rd., Daytona Beach, Florida until payment in full of the Payment Balance, unless HRJ cannot supply the requirements of the Partnership for fly ash of reagent, is strictly prohibited and shall cause the Payment Balance to become immediately due and payable. The price for which HRI shall pay the Partnership per ton of fly ash taken by the Partnership shall be the following:



Years 2007 - 2008*
---------------------  --------------
0 - 10,000 tons        $12.00 per ton
10,001 - 20,000 tons   $11.00 per ton
20,001 + tons          $10.00 per ton

Years 2009 and beyond
---------------------  --------------
0 - 30,000 tons        $10.00 per ton
30,000 +tons           $12.00 per ton


*Beyond 2008 the price per ton shall be escalated using the CPI all urban index as measured on each December 31st as compared to the base index on dateYear2007Day31Month12December 31, 2007.
'

                                    ARTICLE V
5     INDEMNIFICATION

     5.1 Indemnification by Seller. Seller shall indemnify, defend, protect and
         -------------------------
hold harmless Purchaser and its officers, directors, shareholders, employees, agents, representatives and affiliates from and against, any and all losses caused by or to the extent arising out of or in connection with any breach of or any inaccuracy in any representation or warranty made by Seller under Section 2 or any breach or failure by Seller or any affiliate of Seller to perform any covenants and obligations under this Agreement.

     5.2 Indemnification by Purchaser. Purchaser agrees to indemnify, defend,
         --------------- ------------
protect and hold Seller and its officers, directors, shareholders, employees, agents, representatives and affiliates from and against any and all losses caused by or to the extent arising out of or in connection with any breach of or any inaccuracy in any representation or warranty made by Purchaser in Section 3 or any breach of or failure by Purchaser to perform any covenant or obligation of Purchaser under this Agreement.

     5.3     Matters Involving Third Parties.
             -------------------------------

     5.3.1 If any third party shall notify any party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other party to this Agreement (the "Indemnifying Party") under this Section 5, then the Indemnified Party shall promptly notify each Indemnifying Party in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation unless (and then solely to the extent) the Indemnifying Party is prejudiced by such failure.

     5.3.2 Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 15 calendar days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Loss the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (ii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief,
(iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

     5.3.3 So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 5.3.2 above: (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

     5.3.4 In the event any of the conditions in Section 5.3.2 above is or becomes unsatisfied, however: (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (ii) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (iii) the Indemnifying Parties will remain responsible for any Loss the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 5.3.

     5.3.4 In determining the amount of loss for purposes of this Section 5.3, full allowance shall be made for any insurance proceeds received by the Indemnified Party with respect to such loss.

     5.4 Limits on Indemnification.
         -------------------------

     5.4.1 No claim for indemnification under this Section 5 may be made by any Indemnified Party unless a written notice of the claim is delivered to the Indemnifying Party within two (2) years after the Closing Date.

     5.4.2 No claim for indemnification may be made against an Indemnifying Party under this Section 5 until and unless, and then only to the extent that, the aggregate amount of the current and all previous claimed losses subject to indemnification claims against the Indemnifying Party exceeds Five Thousand dollars ($5,000) in the aggregate.

5.4.3 Any and all claims for indemnification when made against the Indemnifying Party, when aggregated, shall be limited to Fifty Thousand dollars ($50,000.00).

                                   ARTICLE VI
6     DEFINITIONS

     6.1 Definitions. As used in this Agreement, the following defined terms
         -----------
shall have the meanings indicated below:

     "Affiliate" means, as applied to any Person, (a) any other Person directly or indirectly owning, owned by, controlling, controlled by or under common control with, that Person, (b) any director, partner, officer, agent, employee or relative of such Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

     "Agreement" means this Purchase Agreement and the Note.

     "Books and Records" means all files, documents, instruments, papers, books and records relating to the Partnership and the LLC, including financial statements, tax returns and related work papers and letters from accountants, attorneys, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, licenses, customer lists, computer files and programs, legal files, retrieval programs, operating data and plans and environmental studies and plans.

     "Closing" and "Closing Date" have the meaning ascribed to them in Section 1.3.

     "Contract" means any written or oral agreement, lease, guaranty, evidence of indebtedness, mortgage, indenture, security agreement or other contract of any nature whatsoever.

     "Seller's Knowledge" means the actual knowledge of Seller, after due inquiry by and of the officers and directors of Seller.

                                   ARTICLE WI
7     MISCELLANEOUS

     7.1 Notices. All notices, requests and other communications hereunder must
         -------
be in writing and will be deemed to have been duly given only if delivered personally or mailed by prepaid first class certified mail, return receipt requested, or sent by prepaid courier, to the parties at the following addresses:

If to Seller, to:

VFL Technology Corporation
10653 S. River Front Parkway, Suite 300
South Jordan, UT 84095
Attn.:     General Counsel

If to the Purchaser, to:

N-Viro International Corporation
3450 West Central Avenue, Suite 328
Toledo, Ohio 43606
Attn:     President/CEO

All such notices, requests and other communications will (i) if delivered personally or by courier to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon the earlier of the third business day following the date sent or upon receipt. Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     7.2 Entire Agreement. This Agreement supersedes all prior discussions and
         ----------------
agreements between the Parties with respect to the subject matter hereof and thereof and contains the sole and entire agreement between the Parties hereto with respect to the subject matter hereof and thereof. The Parties further agree that no existing obligations from the Partnership or the LLC to either Seller or Purchaser are owing or shall be owed as of the Closing Date.

     7.3 Expenses. Except as otherwise expressly provided in this Agreement,
         --------
each Party will pay its own costs and expenses incurred in connection with this Agreement, and the transactions contemplated hereby and thereby.

     7.4 Effect of Investigation. Any due diligence review, audit or other
         --------- -------------
investigation or inquiry undertaken or performed by or on behalf of Purchaser shall not limit, qualify, modify or amend the representations, warranties or covenants of, or indemnities by, Seller made or undertaken pursuant to this Agreement, irrespective of the knowledge and information received (or which should have been received) by Purchaser.

     7.5 Confidentiality. Purchaser and the Seller will hold in strict
         ---------------
confidence from any person (other than its Affiliates or representatives) all documents and information concerning the other party hereto or any of its Affiliates furnished to it by or on behalf of the other party in connection with this Agreement or the transactions contemplated hereby, except to the extent the disclosing party can demonstrate that such documents or information was (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential. Such covenant of confidentiality will remain in effect unless a party is compelled to disclose by judicial or administrative process or by other requirements of any applicable law.

     7.6     Further Assurances~ Post-Closing Cooperation. At any time or from
             ------- ------------------------------------
time to time after the Closing, the Purchaser or the Seller shall execute and deliver to the other Party such other documents and instruments, provide such materials and information and take such other actions as the other party may reasonably request to consummate the transactions contemplated by this Agreement and otherwise to cause the Purchaser or the Seller to fulfill their obligations under this Agreement.

     7.7     Waiver. Any term or condition of this Agreement may be waived at
             ------
any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

     7.8     Amendment. This Agreement may be amended, supplemented or modified
             ---------
only by a written instrument duly executed by or on behalf of the parties hereto.

     7.9     No Third Party Beneficiary. The terms and provisions of this
             -------- ----- -----------
Agreement are intended solely for the benefit of the Parties and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other person.

     7.10     No Assignment Binding Effect. Neither this Agreement nor any
              --------------------- ------
right, interest or obligation hereunder may be assigned (by operation of law or otherwise) by either Party without the prior written consent of the other party(ies) and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties hereto and their respective successors and assigns.

     7.11     Headings. The headings used in this Agreement have been inserted
              --------
for convenience of reference only and do not define or limit the provisions hereof.

     7.12     Invalid Provisions. If any provision of this Agreement is held to
              ------------------
be illegal, invalid
or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     7.13     Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the domestic laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Utah.

     7.14     Counterparts. This Agreement may be executed in any number of
              ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the first page hereof.




PURCHASER
N-VIRO INTERNATIONAL CORPORATION     VFL TECHNOLOGY CORPORATION

/s/  Timothy R. Kasmoch              /s/  Curtis J. Brown
-----------------------              --------------------
By: Timothy R. Kasmoch               By: Curtis J. Brown
   -------------------               -------------------
Its: C.E.O.  President               Its:  Secretary
     -----------------               ---------------

                           EXHIBIT A - PROMISSORY NOTE

     Date:  December  __,  2006     $400,000.00

     FOR VALUE RECEIVED, the undersigned N-Viro International Corporation, ("Borrower"), with offices at 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606 promises to pay to the order of VFL Technology Corporation ("VFL"), with its principal place of business at 10653 5. River Front Parkway, Suite 300, South Jordan, Utah 84095, or at such other place as the holder hereof may designate in writing, the principal sum of Four Hundred Thousand Dollars
($400,000.00) with interest from the date hereof on the principal balance outstanding from time to time at the rate of Eight percent (8%) per annum until the entire principal indebtedness is paid in full.

The principal balance due hereunder shall be paid over a ten (10) year period and shall be payable in installments of Fifty Nine Thousand Six Hundred Eleven Dollars and Eighty Cents ($59,611.80) (the "Annual Payment") per annum beginning _______________ 2007. The parties agree that the Annual Payment shall be set-off annually by the amount owed by VFL to Borrower under the Patent License Agreement dated April 16, 1991 as set forth more fully in the Share Purchase
Agreement  between  VFL  and  Borrower.

The maker hereof shall have the right of prepayment in whole or in part at any time without penalty.

In the event of non-payment following expiration of all applicable time periods as set forth in Section 1.2.2 of the Share Purchase Agreement, the holder of this Note may after a five (5) day grace period, at its option and upon written notice to the undersigned, declare the entire principal balance immediately due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. In the event of default or non-payment of this Note, and if it is placed in the hands of an attorney for collection, the undersigned hereby agrees to pay all reasonable costs and expenses of collection, including but not limited to, reasonable attorney's fees.

     Presentment, demand, notice of dishonor, and protest are hereby waived. This Note shall be governed by and construed in accordance with the laws of the State of Utah.

     IN WITNESS WHEREOF, the undersigned has executed this Promissory Note on the date above written.

Borrower:
     ___________________________________

                               Index of Schedules
                               ------------------

Schedule 2.6.1 - Balance Sheets and Statements of Income and Cash Flow
Schedule 2.6.2 - Liabilities, Debts, Claims Or Obligations.
Schedule 2.7 - Material Adverse Effects or Changes
Schedule 2.9 - Tangible Assets and Property
Schedule 2.10.1 - Real Property Leases
Schedule 2.11.2 - Personal Property; Liens and Encumbrances
Schedule 2.11.3 - Personal Property, Machinery and Equipment Not In Good Operating Condition and Not Subject To Routine Maintenance
Schedule 2.15 - Material Contracts
Schedule 2.16 - Agreements That Will Expire Before Closing
Schedule 2.17 - Insurance Policies and Claims
Schedule 2.20 - Litigation
Schedule 2.21 - Bank Accounts and Authorized Signers
Schedule 2.22 - Licenses; Accreditations; Permits